EXHIBIT 32

SECTION 906 CERTIFICATIONS

CERTIFICATIONS

I, Charles Crovitz, Chief Executive Officer of The Children’s Place Retail Stores, Inc. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify that to my knowledge:

1.               The quarterly report of the Company on Form 10-Q for the period ended May 5, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               The information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 5th day of December, 2007.

By:	/S/ CHARLES CROVITZ
CHARLES CROVITZ
Interim Chief Executive Officer
(A Principal Executive Officer)

I, Susan Riley, Executive Vice President, Finance and Administration of The Children’s Place Retail Stores, Inc. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify that to my knowledge:

1.               The quarterly report of the Company on Form 10-Q for the period ended May 5, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               The information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 5th day of December, 2007.

By:	/S/ SUSAN RILEY
SUSAN RILEY
Executive Vice President, Finance and Administration
and Interim Chief Financial Officer
(A Principal Executive Officer and
Principal Financial and Accounting Officer)